Exhibit 99.1
             Declaration of Covenant, dated as of September 26, 2005 (this “Declaration”), by AmerUs Group Co., an Iowa corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of the Covered Debtholders (as defined below).
Recitals
             A. On the date hereof, the Corporation is issuing 6,000,000 shares of Series A Preferred Stock (the “Shares”).
             B. The Prospectus Supplement, dated September 21, 2005, relating to the Shares includes the following paragraph:
     “At or prior to the issuance of the Shares, we will enter into a Declaration of Covenant, which we refer to as the “Declaration,” relating to the Shares. Our covenants in the Declaration run only to the benefit of holders of Covered Debt, as defined below, and are not enforceable by holders of Shares. However, these covenants could preclude us from redeeming or repurchasing Shares at a time we might otherwise wish to redeem or repurchase Shares,”
with this Declaration being the “Declaration” referred to in the language quoted above and the terms “Shares”, “Covered Debtholders” and “New Equity Amount” as used in such language having the meanings assigned to such terms in this Declaration.
             C. The Corporation, in entering into this Declaration and disclosing the content of this Declaration in the manner provided below, is doing so with the intent that the covenants provided for in this Declaration be enforceable by each Covered Debtholder and the Corporation be estopped from disregarding the covenants in this Declaration, in each case to the fullest extent permitted by applicable law.
             D. The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Declaration is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Declaration, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
             NOW, THEREFORE, the Corporation hereby agrees as follows in favor of and for the benefit of the Covered Debtholders.
             SECTION 1. Definitions. For purposes of this Declaration (including the Recitals), the following terms have the meanings indicated:
     “Corporation” has the meaning specified in the introduction to this instrument.

     “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the City of New York are not authorized or obligated by law, regulation or executive order to close.
     “Commission” means the Securities and Exchange Commission.
     “Covered Debt” means at any time each of the Covered Senior Debt (subject to Section 3(d)) and the Covered Subordinated Debt.
     “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation during the period that such long-term indebtedness for money borrowed is Covered Debt.
     “Covered Senior Debt” means (i) at the date of this Declaration and continuing to but not including the first Senior Redesignation Date, the Initial Covered Senior Debt and (ii) thereafter, commencing with each Senior Redesignation Date and continuing to but not including the next succeeding Senior Redesignation Date, the Qualifying Senior Debt identified by the Corporation pursuant to Section 3(b) as the Covered Senior Debt for such period, in each case subject to Section 3(d).
     “Covered Subordinated Debt” means (i) at the date of this Declaration and continuing to but not including the first Subordinated Redesignation Date, the Initial Covered Subordinated Debt and (ii) thereafter, commencing with each Subordinated Redesignation Date and continuing to but not including the next succeeding Subordinated Redesignation Date, the Qualifying Subordinated Debt identified by the Corporation pursuant to Section 3(c) as the Covered Subordinated Debt for such period.
     “Declaration” has the meaning specified in the introduction to this instrument.
     “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.
     “Initial Covered Debt” means each of the Initial Covered Senior Debt and the Initial Covered Subordinated Debt.
     “Initial Covered Senior Debt” means the Corporation’s 5.95% Senior Notes due 2015 (CUSIP No. 03072MAG3).
     “Initial Covered Subordinated Debt” means the Corporation’s 8.85% Junior Subordinated Debentures, Series A, owned of record by AmerUs Capital I (the trust preferred securities which have CUSIP No. 03073B AA9).

     “New Equity Amount” has the meaning specified in Section 2(b).
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.
     “Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.
     “Qualifying Senior Debt” means, at any time, each class or series of the Corporation’s then outstanding long-term indebtedness for money borrowed that (i) ranks most senior among the Corporation’s then outstanding classes of indebtedness for money borrowed, (ii) is then assigned a rating by at least one NRSRO (provided that this clause shall apply on a Senior Redesignation Date only if on such date the Corporation has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an outstanding principal amount of not less than $100,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition, each issuance of long-term indebtedness for money borrowed of the Corporation that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the Corporation, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a class or series of the Corporation’s long-term indebtedness for money borrowed that is separate from each other class or series of such indebtedness.
     “Qualifying Subordinated Debt” means, at any time, each class or series of the Corporation’s then outstanding long-term indebtedness for money borrowed that (i) ranks subordinate to the Corporation’s then outstanding class or classes of indebtedness for money borrowed that rank most senior, (ii) is then assigned a rating by at least one NRSRO (provided that this clause (ii) shall apply on a Subordinated Redesignation Date only if on such date the Corporation has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO), (iii) has an outstanding principal amount of not less than $50,000,000, and (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents. For purposes of this definition, each issuance of long-term indebtedness for money borrowed of the Corporation that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the Corporation, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a class or series of the

Corporation’s long-term indebtedness for money borrowed that is separate from each other class or series of such indebtedness.
     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Senior Redesignation Date” means, as to the then effective Covered Senior Debt, the earlier of (i) the date that is two years prior to the final maturity date of such Covered Senior Debt and (ii) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Senior Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Senior Debt is less than $100,000,000, the applicable redemption or repurchase date.
     “Series A Preferred Stock” means the Corporation’s series of preferred stock designated as its “Series A Non-Cumulative Perpetual Preferred Stock,” the designation, voting powers, preferences and relative, participating, optional or other qualifications, limitations and restrictions of which, in addition to those provided for in the amended and restated articles of incorporation of the Corporation, were fixed by resolutions duly adopted by the Corporation’s Board of Directors on September 15, 2005 and by the Pricing Committee thereof on September 21, 2005.
     “Shares” has the meaning specified in Recital A.
     “Subordinated Redesignation Date” means, as to the then effective Covered Subordinated Debt, the earlier of (i) the date that is two years prior to the final maturity date of such Covered Subordinated Debt and (ii) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Subordinated Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Subordinated Debt is less than $50,000,000, the applicable redemption or repurchase date.
     “Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.
             SECTION 2. Covenants. (a) The Corporation hereby promises and covenants to and for the benefit of the Covered Debtholders that the Corporation will redeem or repurchase Shares only if and to the extent that the total redemption or repurchase price is equal to or less than the New Equity Amount as of the date of redemption or repurchase.

     (b) “New Equity Amount” means, on any date, the net proceeds to the Corporation or Subsidiaries of the Corporation received during the six months prior to such date from new issuances of common stock of the Corporation or of other securities or combinations of securities, whether in the form of debt or equity of the Corporation or of such other issuer, that, as reasonably determined in good faith by the Corporation’s Board of Directors:
     (i) on a liquidation, dissolution or winding-up of the Corporation, rank (or, if all of the Shares have been redeemed, would have ranked had any Shares remained outstanding) in their direct or indirect claims to the Corporation’s assets either (x) pari passu with or junior to the Shares or (y) pari passu with the claims of the Corporation’s trade creditors and junior to all of the Corporation’s indebtedness for money borrowed (including the Corporation’s 8.85% Junior Subordinated Debentures, Series A, owned of record by AmerUs Capital I, a Delaware statutory trust), other than the Corporation’s indebtedness for money borrowed from time-to-time outstanding that by its terms ranks pari passu with such securities on a liquidation or dissolution of the Corporation; and
     (ii) either are (x) perpetual, with no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, or (y) have a mandatory redemption or maturity date that is not less than 60 years after the date of initial issuance of such securities (subject to the qualification that in either case such securities may be subject to early redemption at the option of such issuer); and
     (iii) provide for Distributions that:
     (x) are non-cumulative and may be skipped by the issuer for any number of Distribution Periods without any remedy arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions, other than Permitted Remedies, either for the life of such securities or for such period(s) as may be set forth in the terms of such securities or related transaction agreements, or
     (y) if and to the extent they are cumulative, include either Type I Provisions or Type II Provisions.
Notwithstanding the foregoing, the net proceeds of any such securities or combinations of securities if issued to any Subsidiary of the Corporation, without the contemporaneous issuance of any security by such Subsidiary to a Person other than the Corporation or a Subsidiary of the Corporation, shall not qualify as a New Equity Amount.
             (c) The following terms which are used in the definition of “New Equity Amount” have the meanings indicated below:

     “Commercially Reasonable Efforts” by the Corporation to sell shares of its common stock or perpetual preferred stock means commercially reasonable efforts to complete the offer and sale of shares of common stock or perpetual preferred stock of the Corporation, as the case may be, to third parties that are not affiliates of the Corporation in public offerings or private placements; provided, that the Corporation shall be deemed to have used such Commercially Reasonable Efforts if a Market Disruption Event occurs and for so long as it continues regardless of whether the Corporation makes any offers or sales during such period.
     “Distribution Date” means, as to any securities or combination of securities, the dates on which Distributions on such securities are scheduled to be made.
     “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
     “Distributions” means, as to a security or combination of securities, dividends or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.
     “Explicit Replacement Covenant” means, as to any security or combination of securities, that the Corporation has made a covenant that the Corporation will redeem or repurchase such securities only if and to the extent that the total redemption or repurchase price is equal to or less than the New Equity Amount as defined herein but as applied to such securities instead of to the Shares, and that the Corporation’s Board of Directors has reasonably determined, after consultation with counsel, that such covenant is binding on the Corporation for the benefit of one or more classes of the issuer’s long-term indebtedness for money borrowed.
     “Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the Corporation has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings made under the Securities Exchange Act filed by the Corporation with the Commission under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the Corporation will redeem or repurchase such securities only if and to the extent that the total redemption or repurchase price is equal to or less than the New Equity Amount as defined herein but as applied to such securities instead of to the Shares.
     “Mandatory Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that requires the issuer to defer in whole or in part payment of Distributions on such securities if and for so long as the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements.
     “Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:
          (i) the Corporation would be required to obtain the consent or approval of its shareholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue shares of common stock or perpetual preferred stock and such consent or approval has not yet been obtained notwithstanding the Corporation’s commercially reasonable efforts to obtain such consent or approval;
          (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market or any other national securities, futures or options exchange or in the over-the-counter market, or trading in any securities of the Corporation (or any options or futures contracts related to such securities) on any exchange or in the over-the-counter market shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Securities and Exchange Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction;
          (iii) a banking moratorium shall have been declared by the federal or state authorities of the United States such that market trading has been disrupted or ceased;
          (iv) a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States such that market trading has been disrupted or ceased;
          (v) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States, there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other national or international calamity or crisis such that market trading has been disrupted or ceased;
          (vi) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it, in the Corporation’s reasonable judgment, impracticable or inadvisable to proceed with the offer and sale of shares of its common stock or preferred stock; or

          (vii) an event occurs and is continuing as a result of which the offering document for such offer and sale of securities would, in the judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (a) the disclosure of that event at such time, in the judgment of the Corporation, would have a material adverse effect on the business of the Corporation or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Corporation to consummate such transaction, provided that no single suspension period contemplated by this subsection (vii) shall exceed 90 consecutive days and multiple suspension periods contemplated by this subsection (vii) shall not exceed an aggregate of 180 days in any 360-day period.
     “Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that permits the issuer, in its sole discretion, to defer in whole or in part payment of Distributions on such securities for one or more Distribution Periods (whether or not consecutive) that together total at least twelve years without any remedy other than Permitted Remedies arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions; provided that, if such securities also include a Mandatory Deferred Provision, such twelve years shall be calculated after giving effect to all such deferral pursuant to both the Mandatory Deferral Provision and the Optional Deferral Provision.
     “Permitted Remedies” means, as to any security or combination of securities, any one or more of (i) rights in favor of the holders thereof permitting such holders to elect one or more directors of the Corporation (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded), (ii) prohibitions on the Corporation paying Distributions on or repurchasing common stock or other securities that rank junior as to Distributions to such securities for so long as Distributions on such securities, including deferred distributions, have not been paid in full or to such lesser extent as may be specified in the terms of such securities, and (iii) provisions obliging the Corporation to cause such unpaid Distributions to be paid in full pursuant to a Qualifying Stock Settlement Provision.
     “Qualifying Preferred Stock” means preferred stock of the Corporation that satisfies the requirements of clauses (i)(x), (ii)(x) and (iii)(x) of Section 2(b) (and, accordingly, is non-cumulative and perpetual) and, either by its terms or when taken together with any related transaction agreements, includes an Explicit Replacement Covenant.

     “Qualifying Stock Settlement Provision” means, with respect to any securities or combination of securities referred to in the definition of “New Equity Amount”, that such securities or related transaction agreements include a provision to the effect that, if on any Distribution Date the Corporation defers, has deferred, or will be required to defer Distributions (whether because of the Mandatory Deferral Provision or in exercise of its rights under the Optional Deferral Provision), the Corporation shall use its Commercially Reasonable Efforts to sell shares of its common stock or Qualifying Preferred Stock, in each case in an amount so that the net proceeds of such sale shall, when applied to such deferred Distributions, cause such unpaid deferred Distributions to be paid in full (provided that the issuer shall not in any event be required to pay Distributions on such securities at a time when the payment of such Distributions would violate the terms of any securities issued by the Corporation or a Subsidiary of the Corporation or the terms of a contract binding on the Corporation or Subsidiary of the Corporation). Notwithstanding the foregoing sentence, if the Corporation is required to conduct a sale of shares of its common stock and/or Qualifying Preferred Stock in order to pay amounts due and payable under any instruments or other securities that rank pari passu as to Distributions with the securities or combinations of securities to which the provisions in this definition are being applied, then the Corporation shall apply such proceeds to such securities, on the one hand, and such other pari passu securities, on the other hand, on a ratable basis in proportion to the total amounts that are due on such securities before the Corporation shall be relieved of its obligation to conduct a sale of shares of its common stock and/or Qualifying Preferred Stock and apply the proceeds thereof to such securities.
     “Type I Provisions” means, as to any security or combination of securities, that the terms of such securities and any related transaction agreements, taken together, (i) include an Explicit Replacement Covenant, (ii) include an Optional Deferral Provision, (iii) include a Qualifying Stock Settlement Provision, (iv) provide by their terms that the Corporation may pay deferred Distributions only out of the net proceeds received by the Corporation from the sale of its common stock and/or Qualifying Preferred Stock during the six months prior to payment of such Distributions, and (v) effectively provide that if the issuer becomes subject to a bankruptcy, insolvency, receivership or similar proceeding at a time when Distributions have been deferred and remain unpaid for one or more Distribution Periods:
(x) to the extent such deferred and unpaid Distributions accrued for periods that were more than two years but not more than seven years after the earliest Distribution Date for such deferred and unpaid Distributions, the holders’ entitlement to those Distributions in such proceeding ranks senior only to the issuer’s common stock and junior to all of its other stock and all other claims against the issuer, and

(y) to the extent such deferred and unpaid Distributions occurred for periods other than the periods covered by clause (x), the holders’ entitlement to those Distributions ranks pari passu to their entitlement with respect to the stated, liquidation or principal amount of such securities as provided in Section 2(b)(i).
     “Type II Provisions” means, as to any security or combination of securities, that the Corporation made Intent-Based Replacement Disclosure in connection with the issuance of such securities (or in the absence of such Intent-Based Replacement Disclosure in connection with the issuance of such securities, the terms of such securities and any related transaction agreements, taken together, include an Explicit Replacement Covenant), and that the terms of such securities and any related transaction agreements, taken together, (i) include a Mandatory Deferral Provision and may include an Optional Deferral Provision, (ii) provides that no remedy other than Permitted Remedies will arise by the term of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Deferral Provision or as a result of the issuer’s exercise of its rights under the Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods (whether or nor consecutive) that together total at least twelve years, (iii) include a Qualifying Stock Settlement Provision, (iv) provide by their terms that the Corporation may pay deferred Distributions only out of the net proceeds received by the Corporation from the sale of its common stock and/or Qualifying Preferred Stock during the six months prior to payment of such Distributions, and (v) effectively provide that if the issuer becomes subject to a bankruptcy, insolvency, receivership or similar proceeding at a time when Distributions have been deferred and remains unpaid for one or more Distribution Periods:
(x) to the extent such deferred and unpaid Distributions accrued for periods that were more than two years but not more than seven years after the earliest Distribution Date for such deferred and unpaid Distributions, the holders’ entitlement to those Distributions in such proceeding ranks senior only to the issuer’s common stock and junior to all of its other stock and all other claims against the issuer, or
(y) to the extent such deferred and unpaid Distributions accrued for periods other than the periods covered by clause (x), the holders’ entitlement to those Distributions ranks pari passu to their entitlement with respect to the stated, liquidation or principal amount of such securities as provided in Section 2(b)(i).

             (d) In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) for so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report filed with the Commission on Form 10-K under the Securities Exchange Act a description of the covenant set forth in Section 2(a) and the identity of each class or series of the Corporation’s long-term indebtedness for money borrowed that is Covered Debt as of the date such Form 10-K is filed with the Commission, (ii) simultaneous with the execution of this Declaration or as soon as practicable after the date hereof, the Corporation shall give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Declaration and the rights granted to them hereunder, (iii) within 30 days after a class or series of the Corporation’s indebtedness for money borrowed (x) becomes Covered Debt for purposes of this Declaration or (y) ceases to be Covered Debt if such class or series has theretofore become Covered Debt, give notice of such occurrence to the holders of such indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such indebtedness for money borrowed was issued and, thereafter, publicly announce such occurrence in the Corporation’s quarterly report on Form 10-Q immediately following the giving of such notice, and (iv) if the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation will post on its website a description of the covenant set forth in Section 2(a) and the identity of each class or series of the Corporation’s long-term indebtedness for money borrowed that is Covered Debt (up-dated within 30 days after a class or series of the Corporation’s indebtedness for money borrowed (x) becomes Covered Debt for purposes of this Declaration or (y) ceases to be Covered Debt if such class or series has thereafter become Covered Debt).
             SECTION 3. Redesignation Dates and Identification of Successor Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Senior Debt is Qualifying Senior Debt and the Initial Covered Subordinated Debt is Qualifying Subordinated Debt.
             (b)(A) During the period commencing on the earlier of (x) the date two years and 30 days prior to the final maturity date for the then effective Covered Senior Debt and (y) the date on which the Corporation gives notice of redemption of the then effective Covered Senior Debt if such redemption is in whole or in part and, after giving effect to such redemption, the outstanding principal of such Covered Senior Debt would be less than $100,000,000, or (B) if earlier, the date on which the Corporation or a Subsidiary of the Corporation repurchases the then effective Covered Senior Debt in whole or in part and, after giving effect to such repurchase, the outstanding principal amount of such Covered Senior Debt would be less than $100,000,000, the Corporation shall identify the class or series of its Qualifying Senior Debt that will become the Covered Senior Debt on the related Redesignation Date in accordance with the following procedures:

     (i) the Corporation shall identify each class or series of its then outstanding long-term indebtedness for money borrowed that is Qualifying Senior Debt;
     (ii) if only one class or series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Qualifying Senior Debt, such class or series shall become the Covered Senior Debt commencing on the related Redesignation Date;
     (iii) if the Corporation has more than one outstanding class or series of outstanding long-term indebtedness for money borrowed that is Qualifying Senior Debt, then the Corporation shall identify the class or series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such class or series shall become the Covered Senior Debt on the upcoming Redesignation Date;
     (iv) the class or series of the Corporation’s then outstanding long-term indebtedness for money borrowed that is determined to be Covered Senior Debt pursuant to clause (ii) or (iii) above shall be the Covered Senior Debt for purposes of this Declaration for the period commencing on the related Redesignation Date and continuing to but not including the Resignation Date as of which a new class or series of the Corporation’s outstanding long-term indebtedness is next determined to be the Covered Senior Debt pursuant to the procedures set forth in this Section 3(b); and
     (v) in connection with such identification of a new class of Covered Senior Debt, the Corporation shall give the notice provided for in Section 2(c) within the time frame provided for in such section.
             (c)(A) During the period commencing on the earlier of (x) the date two years and 30 days prior to the final maturity date for the then effective Covered Subordinated Debt and (y) the date on which the Corporation gives notice of redemption of the then effective Covered Subordinated Debt if such redemption is in whole or in part and, after giving effect to such redemption, the outstanding principal of such Covered Subordinated Debt would be less than $50,000,000, or (B) if earlier, the date on which the Corporation or a Subsidiary of the Corporation repurchases the then effective Covered Subordinated Debt in whole or in part and, after giving effect to such repurchase, the outstanding principal amount of such Covered Subordinated Debt would be less than $50,000,000, the Corporation shall identify the class or series of its Qualifying Subordinated Debt that will become the Covered Subordinated Debt on the related Redesignation Date in accordance with the following procedures:
     (i) the Corporation shall identify each class or series of its then outstanding long-term indebtedness for money borrowed that is Qualifying Subordinated Debt;

     (ii) if only one class or series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Qualifying Subordinated Debt, such class or series shall become the Covered Subordinated Debt commencing on the related Redesignation Date;
     (iii) if the Corporation has more than one outstanding class or series of outstanding long-term indebtedness for money borrowed that is Qualifying Subordinated Debt, then the Corporation shall identify the class or series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(c) and such class or series shall become the Covered Subordinated Debt on the upcoming Redesignation Date;
     (iv) the class or series of the Corporation’s then outstanding long-term indebtedness for money borrowed that is determined to be Covered Subordinated Debt pursuant to clause (ii) or (iii) above shall be the Covered Subordinated Debt for purposes of this Declaration for the period commencing on the related Redesignation Date and continuing to but not including the Resignation Date as of which a new class or series of the Corporation’s outstanding long-term indebtedness is next determined to be the Covered Subordinated Debt pursuant to the procedures set forth in this Section 3(c); and
     (v) in connection with such identification of a new class of Covered Subordinated Debt, the Corporation shall give the notice provided for in Section 2(c) within the time frame provided for in such section.
             (d) Notwithstanding any other provisions of this Declaration, if on any date the outstanding principal balance of the Covered Subordinated Debt is $100,000,000 or more, the indebtedness of the Corporation that would otherwise be the Covered Senior Debt on such date shall not be Covered Debt and the holders thereof shall not be Covered Debtholders.
             SECTION 4. Term of Covenants. The covenants in Section 2 shall remain in full force and effect until the earlier to occur of (i) the date, if any, on which the Holders of at least 51% by principal amount of each of the then effective Covered Senior Debt (if any) and Covered Subordinated Debt consent or agree in writing to the elimination of such covenants as covenants in favor of such Holders and (ii) the date on which the Corporation has no outstanding Qualifying Senior Debt or Qualifying Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such terms). From and after the date of such consent or agreement, the covenants in Section 2 shall be of no further force and effect. For purposes of the foregoing, the Holders whose consent or agreement is required to terminate the covenants in Section 2 shall be the Holders of the then effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes to cause the covenants in Section 2 to be of no further force and effect.

             SECTION 5. Miscellaneous. (a) This Declaration shall be governed by and construed in accordance with the laws of the State of New York without regard to choice of law principles.
             (b) This Declaration shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the class or series of indebtedness for borrowed money of the Corporation owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Declaration after the Corporation has violated its covenants in Section 2 and before the class or series of indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Declaration shall not terminate by reason of such class or series of indebtedness for money borrowed no longer being Covered Debt).
             (c) All demands, notices, requests and other communications to the Corporation under this Declaration shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter post on its website as the address for notices under this Declaration:
AmerUs Group Co.
699 Walnut Street
Des Moines, Iowa 50309
Attention: General Counsel
Tel: (515) 362-3600
Facsimile: (515) 362-3648

     IN WITNESS WHEREOF, the Corporation has caused this Declaration to be executed by its duly authorized officer, as of the day and year first above written.

AMERUS Group Co.
By:	/s/ Melinda S. Urion
	Name:	Melinda S. Urion
	Title:	Executive Vice President, Chief Financial Officer and Treasurer